UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 31, 2020

PROCACCIANTI HOTEL REIT, INC.

 (Exact Name of Registrant as Specified in Its Charter)

Maryland	333-217578	81-3661609
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1140 Reservoir Avenue

Cranston, Rhode Island 02920-6320

(Address of principal executive offices)

(401) 946-4600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☒

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As previously reported in a Current Report on Form 8-K filed with the Securities and Exchange Commission on March 3, 2020, the stockholders of Procaccianti Hotel REIT, Inc. (the “Company”) approved (1) a proposal to amend the Company’s charter (the “Charter”) in order to increase the rate at which cash distributions on shares of Class K common stock, par value $0.01 per share (“K Shares”), shares of Class K-I common stock, par value $0.01 per share (“K-I Shares”), and shares of Class K-T common stock, par value $0.01 per share (“Class K-T Shares”), automatically accrue under the Charter from 6% to 7% per annum of the K Share Distribution Base (as defined in the Charter) of such K Share, K-I Share Distribution Base (as defined in the Charter) of such K-I Share and K-T Share Distribution Base (as defined in the Charter) of such K-T Share, respectively (as defined herein). Pursuant to the Charter, the K-I Share Distribution Base is equal to $10.00 per K-I Share, the K Share Distribution Base is equal to $10.00 per K Share, and the K-T Share Distribution Base is equal $10.00 per K-T Share, each subject to reduction due to any special distributions of excess cash from net sales proceeds that the board of directors of the Company (the “Board”) may authorize the Company to pay, and (2) a proposal to amend the Charter in order to increase the maximum rate at which distributions on shares of Class A common stock (“A Shares”) may be authorized by the Board and declared by the Company from 6% to 7% of the stated value of an A Share ($10.00) from income and cash flow from ordinary operations on a cumulative basis.

The Company mailed to the State Department of Assessments and Taxation of Maryland an amendment to the Company’s Articles of Amendment and Restatement (the “Articles of Amendment”) to implement the changes to the Charter described above, which will be effective with respect to distributions that accrue on March 31, 2020. The foregoing summary is qualified in its entirety by reference to the full text of the Articles of Amendment, a copy of which is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
No.	Description

3.1	Articles of Amendment of Procaccianti Hotel REIT, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned, thereunto duly authorized.

PROCACCIANTI HOTEL REIT, INC.

Date: March 31, 2020	By:	/s/ Gregory Vickowski
Gregory Vickowski
Chief Financial Officer